ADDENDUM TO MASTER SERVICING AGREEMENT


          THIS ADDENDUM is entered into as of this 9th day of December, 1996, by and among AMERICAN LENDERS FACILITIES, INC., a California corporation ( Servicer ), AEGIS CONSUMER FINANCE, INC., a Delaware corporation (the Company ), AEGIS AUTO FINANCE, INC., a Delaware corporation ( Seller ), and ENTERPRISE NATIONAL BANK OF PALM BEACH, a national banking association ( Purchaser ).

Statement of Facts

          Pursuant to that certain Master Servicing
Agreement, dated as of April 6, 1996, between the Servicer and the Company (the Servicing Agreement ), the Servicer provides certain receivables portfolio management services to the Company and its affiliates (all capitalized terms used herein and not otherwise expressly defined shall have the respective meanings given such terms in the Servicing
Agreement).

          Pursuant to that certain Purchase Agreement, dated as of December 9, 1996, entered or to be entered into between the Seller and the Purchaser (the Purchase Agreement ), and the related Assignments, executed by the Seller in favor of the Purchaser (collectively, the Assignments ), the Seller intends to sell to the Purchaser, and the Purchaser intends to purchase from the Seller, the Receivables to be described on Schedule 1 attached to the Assignments (collectively, the Purchased Receivables ).

          The Seller and the Purchaser desire that the Purchased Receivables be serviced by the Servicer pursuant to the terms and conditions of the Servicing Agreement as supplemented by this Addendum and the parties are entering into this Addendum for such purpose.

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth, as well as other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

Statement of Terms

          1.   The Servicer and the Company hereby
acknowledge and agree that the Servicing Agreement is in full force and effect on and as of the date hereof and the Servicing Agreement has not been amended as of this date. The Servicer and the Company further acknowledge and agree that the Seller is an affiliate of the Company and is entitled to all rights and benefits of the Company under the Servicing Agreement with respect to the Receivables of the Seller and the Purchased Receivables, when acquired by the Seller, will be serviced by the Servicer under the Servicing Agreement.

          2. The Purchaser hereby appoints the Servicer to be the Purchaser s custodian and bailee to hold the Purchased Receivables and the related Receivable Documents (as defined below) as custodian and bailee for and on behalf of the Purchaser pursuant to the terms hereof and the general terms and conditions of the Servicing Agreement, and the Servicer hereby accepts such appointment and agrees to act as such custodian and bailee.

          3. The Servicer hereby agrees with the Purchaser that, from the date that the Servicer acquires control of all of the documents relating to the Purchased Receivables which are listed in items 1 through 4 of Part III.A. of Schedule A of the Servicing Agreement (collectively, the Receivable Documents ) and thereafter so long as this Addendum is in effect, the Servicer will not release any of the Receivable Documents to the Company or the Seller without the express prior written consent of the Purchaser.

          4. The Servicer agrees to make available for inspection and examination by the Purchaser (and the Purchaser s designees and bank examiners) all of the Servicer s books and records with respect to the Purchased Receivables and the Servicer shall provide the Purchaser and its designees and examiners with access to the Servicer s facilities for such purpose (but only upon reasonable request and during normal business hours).

          5. On or prior to the fifteenth (15th) day of each month (or the next succeeding business day if such day is not a business day), the Servicer will provide the Purchaser with a Servicing Report (which shall be substantially in the form of Exhibit D to the Purchase
Agreement) for the Purchased Receivables.

          6. The Servicer and the Company shall give the Purchaser prompt written notice of any termination of the Servicing Agreement.
          7. The Purchaser shall establish in its name a Depository Account for the Receivables, which account shall be maintained with the Purchaser for the benefit of itself, the Seller and the Servicer as described in this Section. All monies constituting Principal Collections and Interest Collections (as defined in the Purchase Agreement shall be deposited by the Servicer into the Depository Account. All monies transferred by the Seller constituting the Shortfall Amount as provided in Section 2.04(E) of the Purchase Agreement shall also be deposited into the Depository Account. No other funds shall be allowed to be deposited into the Depository Account. The Purchaser waives all rights of set-off with respect to the Depository Account (except its right to charge such account for amounts due to it under this Addendum and the Purchase Agreement). On each Payment Date (as defined in the Purchase Agreement), the Purchaser shall withdraw from the Depository Account monies, to the extent available therein, equal to, first, the Servicing Fee (as defined in the Purchase Agreement) for the related Payment Period (as defined in the Purchase Agreement) and shall transfer such amount to Servicer (according to such payment instructions as the Servicer shall give the Purchaser in writing from time to time) and, second, the Distribution Amount for the related Payment Period and shall transfer such amount to the Purchaser. The remaining balance, if any, which constituted the Additional Purchase Price for the related Payment Period, shall be transferred by the Purchaser to the Seller. In making such withdrawals and transfers, the Purchaser shall rely on the computations of the aforesaid amounts made by the Administrative Agent.

          8. So long as this Addendum is in effect, any and all payments due to the Purchaser with respect to the Purchased Receivables under the Servicing Agreement shall be paid to the Purchaser by way of (i) in the case of any transfer of funds from the Depository Account, an intrabank transfer to such other bank account with Purchaser as Purchaser designates from time to time by written notice to the Servicer, and (ii) in all other cases, a wire transfer of such payments in accordance with the following transfer instructions (or pursuant to such other payment instructions as the Purchaser may hereafter give to the Servicer and the Seller in writing):

               Bank Name:  Enterprise National Bank of Palm
Beach
               ABA Routing No.:  067013852
               Credit Account No.:  0198882
     `         Reference:  Aegis
               Attn:  Sylvia Ball
               Telephone No.:  (561) 776-6523

          9. So long as this Addendum is in effect, any and all payments due to the Seller with respect to the Purchased Receivables under the Servicing Agreement shall be paid to the Seller by way of a wire transfer of such payments in accordance with the following transfer instructions (or pursuant to such other payment instructions as the Seller may hereafter give to the Servicer and Purchaser in writing):

               Bank Name:  Chase Manhattan Bank
               ABA Routing No.:  021000021
               Credit Account No.:  668-500080465
     `         Reference:  Enterprise
               Attn:  Controller s Office
               Telephone No.:  (201) 418-7366

          10. This Addendum shall remain in full force and effect and shall be irrevocable until the Servicer receives written confirmation from the Purchaser that the Seller has repurchased the Purchased Receivables from the Purchaser pursuant to the Purchase Agreement.

          11. All demands, notices and communications to the Purchaser under this Addendum or the Servicing Agreement shall be addressed to it at the following address:

                    Enterprise National Bank of Palm Beach
                    11811 U.S. Highway One
                    North Palm Beach, Florida  33408
                    Attn:  Sylvia Ball

          IN WITNESS WHEREOF, each of the Servicer, the Company, the Seller, and the Purchaser have caused its respective duly authorized officer or representative to execute and deliver this Addendum on its behalf, all as of the day and year first above set forth.


                         AMERICAN LENDERS FACILITIES, INC.



By:___________________________________________

Name:_________________________________________

Title:__________________________________________

                         AEGIS CONSUMER FINANCE , INC.



By:___________________________________________

Name:_________________________________________

Title:__________________________________________


                                                  AEGIS AUTO
FINANCE, INC.



By:___________________________________________

Name:_________________________________________

Title:__________________________________________


                         ENTERPRISE NATIONAL BANK OF PALM
BEACH



By:___________________________________________

Name:_________________________________________

Title:__________________________________________